UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2013

Regal Entertainment Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On April 1, 2013, Regal Entertainment Group announced that it had completed the previously announced acquisition of Hollywood Theaters.  The acquisition adds a total of 43 theatres representing 513 screens to Regal’s portfolio and enhances Regal’s presence in 16 states and 3 U.S. territories.

The press release announcing the closing of the acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: April 1, 2013	By:	/s/ Peter B. Brandow
Name: Peter B. Brandow
Title: Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated April 1, 2013